EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of the foregoing Statement on Schedule 13G with respect to the common shares of Kosmos Energy Ltd.  The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all such counterparts taken together shall constitute one and the same instrument.

Dated:  February 13, 2012

WARBURG PINCUS PRIVATE EQUITY VIII, L.P. By: Warburg Pincus Partners LLC, its general partner By: Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS INTERNATIONAL PARTNERS, L.P. By: Warburg Pincus Partners LLC, its general partner By: Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS PARTNERS LLC By: Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS & CO.

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS LLC

By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare
	Title:	Managing Director

CHARLES R. KAYE

By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare, as attorney-in-fact* for Charles R. Kaye

JOSEPH P. LANDY

By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare, as attorney-in-fact* for Joseph P. Landy

*Powers of Attorney given by Messrs. Kaye and Landy were previously filed with the U.S. Securities and Exchange Commission on March 2, 2006 as an exhibit to the Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.